SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 24, 2001
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                                  PRAXAIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE
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(State or Other Jurisdiction of Incorporation)


1-11037                                              06-124-9050
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(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
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(Address of Principal Executive Offices)                      (Zip Code)


(203)837-2000
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(Registrant's Telephone Number, Including Area Code)


N/A
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(Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. Other Events.

SMITH OF COMMUNITY HEALTH SYSTEMS JOINS PRAXAIR BOARD

DANBURY, Conn., July 24, 2001 - Wayne T. Smith, chairman, president and chief executive officer of Community Health Systems, Inc. (NYSE:CYH), has been elected to the board of directors of Praxair, Inc. (NYSE:PX).

         Smith, 55, joined Community Health Systems, which owns and operates full-service acute-care hospitals in non-urban communities, in January 1997. Previously, he had been with Humana, Inc. for 23 years, serving as president, chief operating officer and a member of the board of directors between 1993 and 1996.
         "The combination of Wayne's business acumen and breadth of experience in the healthcare business will provide us with valuable insights as Praxair expands its presence in the healthcare market and grows its other businesses worldwide," said Dennis Reilley, Praxair's chairman and chief executive officer.

         Smith is currently a member of the boards of the Federation of American Hospitals and Almost Family. He serves as an advisor to numerous other healthcare-related entities. He is a former director of the American Association of Health Plans and served on the board of the Health Insurance Association of America. He holds bachelor's and master's of science degrees from Auburn University, and a master of science degree in health care administration from Trinity University. He studied at King's Fund College of Hospital Administration in London, England, and spent four years as a captain in the U.S. Army Medical Service Corps.

         Healthcare accounted for about eight percent of Praxair's sales in 2000. Praxair is the largest industrial gases company in North and South America, and one of the largest worldwide, with total 2000 sales of $5 billion. The company produces, sells and distributes atmospheric and process gases, and high-performance surface coatings. Praxair products, services and technology bring productivity and environmental benefits to a wide variety of industries, including aerospace, food and beverage, healthcare, semiconductor materials, steel, chemicals and refining, metal fabrication, water treatment, glass and others. More information on Praxair is available on the Internet at www.praxair.com.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PRAXAIR, INC.
                                               Registrant




Date:   July 24, 2001                     By: /s/  David H. Chaifetz
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                                              David H. Chaifetz
                                              Vice President, General Counsel
                                                 and Secretary